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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30639) of Griffin Land & Nurseries, Inc. of our report dated February 14, 2008, relating to the consolidated financial statements, financial statement schedules, and the effectiveness of internal control over financial reporting, which appear in this Form 10-K.

Hartford, Connecticut
February 14, 2008

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm